SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                            March 26, 2002

           Date of Report (date of earliest event reported)



                   Visual Bible International, Inc.

        (Exact Name of Registrant as Specified in its Charter)


Florida                000-26037              65-1030068

(State or Other        (Commission File       (IRS Employer
Jurisdiction of        Number)                Identification
Incorporation)                                Number)


    5100 Town Center Circle, Suite 330, Boca Raton, Florida 33486

     (Address of Principal Executive Offices, Including Zip Code)



                            (561) 697-0471

         (Registrant's Telephone Number, Including Area Code)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.  Not Applicable.

Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.  Not Applicable.

Item 3. BANKRUPTCY OR RECEIVERSHIP.  Not Applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  Not Applicable.

Item 5.  OTHER EVENTS.

     (a) On February 13, 2002 Doug J. McKenzie resigned his position as our Chief Executive Officer and, simultaneously therewith, Daniel W. Johnson, our president and former CEO, was reinstated as our Chief Executive Officer.

     (b) On February 19, 2002, pursuant to a corporate resolution of our Board of Directors dated February 4, 2002, we filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida. The Amended and Restated Articles of Incorporation provide that on February 19, 2002: (i) each ten (10) of our $.001 par value common stock issued and outstanding on and as of February 18, 2002 will be combined into one (1) share of our $.001 par value common stock; and (ii) our total capitalization will be reduced from 33,333,333 shares to 3,333,333, of which 2,500,000 shares are designated as $.001 par value common shares and 833,333 shares are designated as $.001 par value preferred shares (the "February 2002 Combination"). Immediately after the February 2002 Combination, we had 2,404,129 shares of our common stock issued and outstanding, and as a result of the February 2002 Combination, we change the symbol under which our common stock was traded through the NASD Bulletin Board from "VBBI" to "VBIB"

     (c) On March 4, 2002, we executed a letter of intent with Covenant Film Productions Inc., ("Covenant"). The letter of intent covers services that may be provided by Covenant to us and our subsidiaries in connection with the development of film adaptations, on a word-for-word basis, of Books of The Bible. Execution of definitive agreements and closing is expected to take place shortly after satisfactory due diligence review to be completed by Covenant on or before March 29, 2002. If the definitive agreements are executed and closing pursuant thereto occurs Covenant is expected to be responsible for recruiting senior management and consultants experienced in film production and marketing for us. In addition, if the definitive agreements are executed and closing pursuant thereto occurs Covenant is expected to provide us with advice on the recruitment of individuals to augment our Board of Directors and to assemble an advisory committee of theological scholars to collaborate with us in the creative development and film production processes. We are seeking to raise additional capital for general corporate purposes, and receipt by us of certain threshold amounts of equity financing is expected to be a condition to the closing under the definitive agreements expected to be executed between us and Covenant. Accordingly, if the definitive agreements are executed and closing pursuant thereto occurs and assuming that we are successful in raising additional capital, we expect to issue approximately 25,000,000 shares of our Common Stock. Pursuant to the letter of intent and the definitive agreements we expect to execute, if Covenant performs thereunder and, if we elect to terminate our participation in the matters that are the subject thereof, then we will be obligated to issue 4,000,000 shares of our Common Stock to Covenant as liquidated damages.

     (d) On March 14, 2002 our board of directors unanimously approved a resolution to amend and restate our articles of incorporation to increase our capitalization from 3,333,333 shares to 500,000,000 shares, of which 300,000,000 shares are designated as $.001 par value common shares and 200,000,000 shares are designated as $.001 par value preferred shares. On March 14, 2002, a majority of our stockholders, by written consent in lieu of a meeting, approved our amended and restated articles of incorporation to reflect the increase in our capitalization. On March 14, 2002, we filed a preliminary information statement pursuant to Rule 14c-2 under the Exchange Act in connection with the action by the majority of our stockholders and on March 25, 2002 we filed a definitive information statement. The filing of our Amended and Restated Articles of Incorporation with the Florida Secretary of State or the effective date of such filing, shall not occur until a date at least twenty (20) days after the date on which our definitive information statement has been mailed to our Stockholders. We anticipate that the amendment and restatement of our Articles of Incorporation will be effected on or about the close of business on April 15, 2002.

     (e) This report may include "Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 ("Forward Looking Statements"). Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and may be Forward Looking Statements. Forward Looking Statements are based on expectations, estimates and projections at the time the statements are being made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Although we believe that the expectations reflected in such Forward Looking Statements are reasonable, we can give no assurance that such expectations will prove to have been correct.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.  Not Applicable

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)  Financial Statements of Business Acquired.  Not Applicable.

     (b)  Pro Forma Financial Information.  Not Applicable.

     (c)       Exhibits.  The following exhibits are filed herewith.



        Description                    Location
Exhibit
Number

EX-3.9  Amended and Restated Articles  Filed electronically
        of Incorporation dated         herewith
        February 19, 2002

EX-3.10 Amended and Restated Articles  Previously filed with
        of Incorporation dated March   the DEF 14C of the
        15, 2002                       Company filed March 25,
                                       2002 and incorporated
                                       herein by reference

EX-99   Press Release Announcing the   Filed electronically
        Letter of Intent with Covenant herewith


Item 8. CHANGE IN FISCAL YEAR.  Not Applicable.

Item 9. REGULATION FD DISCLOSURE.  Not Applicable.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                              Visual Bible International, Inc.




March 26, 2002                By: /s/ Daniel W. Johnson
                             	Daniel W. Johnson, President